UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Buffalo Wild Wings, Inc.

(Name of Registrant as Specified In Its Charter)

MARCATO INTERNATIONAL MASTER FUND LTD.

MARCATO CAPITAL MANAGEMENT LP

MARCATO SPECIAL OPPORTUNITIES MASTER FUND LP

SCOTT O. BERGREN

RICHARD T. MCGUIRE III

SAM ROVIT

EMIL LEE SANDERS

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MARCATO INTERNATIONAL MASTER FUND LTD.

MARCATO CAPITAL MANAGEMENT LP

MARCATO SPECIAL OPPORTUNITIES MASTER FUND LP

SCOTT O. BERGREN

RICHARD T. MCGUIRE III

SAM ROVIT

EMIL LEE SANDERS

SUPPLEMENT TO PROXY STATEMENT

2017 ANNUAL MEETING OF SHAREHOLDERS

OF

BUFFALO WILD WINGS, INC.

This proxy statement supplement and accompanying WHITE proxy card are being furnished to shareholders of Buffalo Wild Wings, Inc., a Minnesota corporation (“BWW” or the “Company”) by Marcato International Master Fund Ltd. (“Marcato International”), Marcato Capital Management LP (“Marcato Capital”), Marcato Special Opportunities Master Fund LP (“Marcato Special Opportunities Fund”) and Richard T. McGuire III (collectively, “Marcato,” “we,” “our” or “us”) and their nominees to the Board of Directors of the Company (the “Board”) listed below in connection with the solicitation of proxies from the holders (the “Shareholders”) of common stock, no par value (the “Common Stock”), of the Company, in connection with the 2017 Annual Meeting of Shareholders of the Company scheduled to be held at the Sheraton, Minneapolis West, 12201 Ridgedale Drive, Minneapolis, MN 55305, at 11:00 a.m., Central Daylight Time on June 2, 2017 (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Shareholders of the Company held in lieu thereof, the “2017 Annual Meeting”).

We are asking you to vote on the WHITE proxy card at the 2017 Annual Meeting as follows:

1.	“FOR” the election of Scott O. Bergren, Richard T. McGuire III, Sam B. Rovit and Emil Lee Sanders (the “Nominees”) to serve as directors on the Board until the 2018 annual meeting of Shareholders of the Company (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Shareholders held in lieu thereof, the “2018 Annual Meeting”) or until their respective successors are duly elected and qualified and the granting of authority to vote for the Company’s nominees other than Jerry R. Rose, J. Oliver Maggard and Cynthia L. Davis;

2.	“FOR” the repealing of any provision of or amendment to the Amended and Restated Bylaws of the Company (the “Bylaws”) adopted by the Board subsequent to May 21, 2009 (the date of the last Bylaw amendment publicly available), and prior to the 2017 Annual Meeting, without the approval of the Shareholders;

3.	“FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered accounting firm for fiscal year ending December 31, 2017;

4.	For the approval, on an advisory basis, of a frequency of “ONE YEAR” for future votes to approve, on an advisory basis, the compensation of the Company’s named executive officers, or a “say-when-on pay” vote;

5.	“FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement for the 2017 Annual Meeting, or a “say-on pay” vote; and

6.	“FOR” the approval of the Company’s 2017 Incentive Compensation Plan, as disclosed in the Company’s definitive proxy statement for the 2017 Annual Meeting.

These proposals are more fully described in the definitive proxy statement filed by Marcato with the Securities and Exchange Commission (the “SEC”) on April 20, 2017. We are mailing you this supplement to disclose certain information about the 2017 Annual Meeting, which had not been publicly available at the time we filed our definitive proxy statement.

Marcato mailed definitive proxy materials, including a WHITE proxy card, to Shareholders on or about April 20, 2017, in furtherance of seeking the election of a slate of four highly qualified nominees with relevant financial and restaurant industry experience who we believe would bring critical skills to the Board’s decision-making process. They are committed to helping identify opportunities to deliver enhanced value. We would expect these opportunities to include, but not be limited to, increasing restaurant-level operating margins, transitioning to a more highly-franchised restaurant system, accelerating international growth, an examination of capital budgeting to ensure investments are achieving attractive return thresholds and revising management compensation plans to be more closely tied to return on invested capital, earnings per share growth and total shareholder return.

On April 21, 2017, the Company filed its definitive proxy statement for the 2017 Annual Meeting with the SEC. Accordingly, we are hereby supplementing our definitive proxy statement with certain information from the Company’s definitive proxy statement as set forth herein.

According to the Company’s definitive proxy statement, the 2017 Annual Meeting will be held at the Sheraton, Minneapolis West, 12201 Ridgedale Drive, Minneapolis, MN 55305, at 11:00 a.m., Central Daylight Time on June 2, 2017.

According to the Company’s definitive proxy statement, as of April 13, 2017, the record date for determining Shareholders entitled to notice of and to vote at the 2017 Annual Meeting (the “Record Date”), there were 16,140,269 shares of Common Stock outstanding and expected to be entitled to vote at the 2017 Annual Meeting.

According to the Company’s definitive proxy statement, Shareholder proposals (other than director nominations) that are submitted for inclusion in the Company’s proxy materials relating to the 2018 Annual Meeting must provide proof of ownership and follow the procedures set forth in SEC Rule 14a-8 and the Bylaws. To be timely, such proposals must be received by the Company at its principal executive office no later than December 21, 2017. If a Shareholder desires to propose an item of business for consideration without inclusion in the Company’s proxy materials or to nominate persons for election as a director at the 2018 Annual Meeting, then the shareholder must comply with all of the applicable requirements set forth in the Bylaws, including timely written notice of such proposal or nomination delivered to the Company’s Secretary at BWW’s principal executive office. Under the Bylaws, to be timely for the 2018 Annual Meeting, the Company must receive such notice not earlier than the close of business on February 2, 2018 and not later than the close of business on March 4, 2018.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2018 Annual Meeting is based on information contained in the Company’s definitive proxy statement for the 2017 Annual Meeting. The incorporation of this information in this proxy supplement should not be construed as an admission by any of the participants in this proxy solicitation that such procedures are legal, valid or binding.

In addition, Annex C of our definitive proxy statement, attached hereto, is hereby supplemented to reflect updated information disclosed in the Company’s definitive proxy statement.

For details regarding the qualifications of our Nominees as well as our reasons for making this solicitation, please see our definitive proxy statement dated April 20, 2017, previously filed with the SEC and furnished to Shareholders. Shareholders should refer to the Company’s definitive proxy statement for information concerning the Company’s nominees. If you need another copy of our definitive proxy statement or this supplement, please contact Innisfree M&A Incorporated, which is assisting us, at its address and toll-free numbers listed below.

As of the date hereof, Marcato International is the direct record owner of 2,000 shares of Common Stock and the beneficial owner of 950,000 shares of Common Stock (the “Marcato International Shares”), which together represents approximately 5.9% of the outstanding shares of Common Stock (based on information disclosed in the Company’s definitive proxy statement for the 2017 Annual Meeting regarding the number of outstanding shares of Common Stock on April 13, 2017).

In addition, Marcato Capital and Mr. McGuire may each be deemed to be the beneficial owners of 982,600 shares of Common Stock constituting approximately 6.1% of the outstanding shares of Common Stock (based on information disclosed in the Company’s definitive proxy statement for the 2017 Annual Meeting regarding the number of outstanding shares of Common Stock on April 13, 2017). Marcato International may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 950,000 shares of Common Stock, constituting approximately 5.9% of the outstanding shares of Common Stock and, therefore, may be deemed to be the beneficial owner of such shares of Common Stock. Marcato Special Opportunities Fund may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 32,600 shares of Common Stock (collectively with the Marcato International Shares, the “Marcato Shares”) constituting approximately 0.2% of the outstanding shares of Common Stock and, therefore, may be deemed to be the beneficial owners of such shares of Common Stock. Marcato Capital, as the investment manager of Marcato International and Marcato Special Opportunities Fund may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Marcato Shares and, therefore, may be deemed to be the beneficial owner of such shares of Common Stock. By virtue of Mr. McGuire’s position as managing partner of Marcato Capital, Mr. McGuire may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Marcato Shares and, therefore, Mr. McGuire may be deemed to be the beneficial owner of the Marcato Shares.

This supplement is dated May 5, 2017, and is first being furnished to Shareholders on or about May 5, 2017. This supplement should be read in conjunction with Marcato’s definitive proxy statement filed with the SEC on, and first furnished to shareholders of the Company on or about, April 20, 2017.

All WHITE proxy cards that have been submitted in connection with our mailing to Shareholders of a proxy statement and proxy card on April 20, 2017 remain valid and will be voted at the 2017 Annual Meeting as marked.

THEREFORE IF YOU HAVE SUBMITTED A WHITE PROXY CARD SINCE APRIL 20, 2017 AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION AND YOU DO NOT NEED TO SUBMIT THE ENCLOSED WHITE PROXY CARD.

THIS SOLICITATION IS BEING MADE BY MARCATO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. EXCEPT AS SET FORTH IN THIS SUPPLEMENT AND THE PROXY STATEMENT, WE DO NOT KNOW OF ANY OTHER MATTERS TO BE PRESENTED FOR APPROVAL BY THE SHAREHOLDERS AT THE 2017 ANNUAL MEETING. IF, HOWEVER, MARCATO LEARNS OF ANY OTHER PROPOSALS MADE AT A REASONABLE TIME BEFORE THE 2017 ANNUAL MEETING, MARCATO WILL EITHER FURTHER SUPPLEMENT ITS PROXY STATEMENT AND PROVIDE SHAREHOLDERS WITH AN OPPORTUNITY TO VOTE BY PROXY DIRECTLY ON SUCH MATTERS, OR WILL NOT EXERCISE DISCRETIONARY AUTHORITY WITH RESPECT THERETO. IF OTHER MATTERS ARE PROPERLY PRESENTED THEREAFTER, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE THE SHARES OF COMMON STOCK REPRESENTED THEREBY IN ACCORDANCE WITH THEIR DISCRETION PURSUANT TO THE AUTHORITY GRANTED IN THE PROXY.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEES AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN JERRY R. ROSE, J. OLIVER MAGGARD AND CYNTHIA L. DAVIS AND “FOR” THE REPEALING OF ANY PROVISION OF OR AMENDMENT TO THE BYLAWS ADOPTED BY THE BOARD SUBSEQUENT TO MAY 21, 2009 (THE DATE OF THE LAST BYLAW AMENDMENT PUBLICLY AVAILABLE), AND PRIOR TO THE APPROVAL OF THIS RESOLUTION, WITHOUT THE APPROVAL OF THE SHAREHOLDERS.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2017 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2017 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting:

This Supplement and the Definitive Proxy Statement are available at no charge at:

www.WinningatWildWings.com.

Annex C

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table is reprinted from the Company’s Definitive Proxy Statement filed with the SEC on April 21, 2017.

The following table provides information as of April 13, 2017, concerning the beneficial ownership of our Common Stock by (i) the named executive officers in the Summary Compensation Table, (ii) each of our directors, (iii) all current directors and executive officers as a group, and (iv) each shareholder who we know beneficially owns more than 5% of our outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name or Identity of Group	Number of Shares Beneficially Owned(1)	Percent of Class(1)
Sally J. Smith(2)	86,519		*
James M. Schmidt(3)	50,049		*
Alexander H. Ware(4)	5,085		*
Judith A. Shoulak(5)	30,787		*
Emily C. Decker(6)	14,019		*
Jeffrey B. Sorum(7)	14,209		*
Mary J. Twinem(8)	36,239		*
Kathleen M. Benning(9)	14,119		*
James M. Damian	3,100		*
Cynthia L. Davis	1,598		*
Andre J. Fernandez	—	—
Janice L. Fields	—	—
Michael P. Johnson	15,586		*
Harry A. Lawton	—	—
J. Oliver Maggard	3,522		*
Jerry R. Rose	4,329		*
Sam B. Rovit	—	—
Harmit J. Singh	—	—
All Current Executive Officers and Directors as a Group (17 Persons)(10)	257,136	1.59%
BlackRock, Inc.(11) 55 East 52nd Street New York, NY 10055	1,765,706	10.94%
The Vanguard Group(12) 100 Vanguard Blvd. Malvern, PA 19355	1,403,268	8.70%
Marcato Capital Management LP(13) 4 Embarcadero Center, Suite 2100 San Francisco, CA 94111	976,100	6.05%

*	Less than 1% of the outstanding shares of Common Stock.
(1)	Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Accordingly, shares deemed beneficially owned by virtue of an individual’s right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included. Percentages are based on 16,140,269 shares of our Common Stock outstanding as of April 13, 2017.
(2)	Includes 40,446 shares subject to options exercisable within 60 days of April 13, 2017.
(3)	Includes 6,322 shares subject to options exercisable within 60 days of April 13, 2017 and 8,212 shares issuable in settlement of stock units under our Deferred Compensation Plan, which settlement may occur upon his separation from service.
(4)	Includes 2,721 shares subject to options exercisable within 60 days of April 13, 2017.
(5)	Includes 10,053 shares subject options exercisable within 60 days of April 13, 2017.
(6)	Includes 3,632 shares subject to options exercisable within 60 days of April 13, 2017.
(7)	Includes 3,057 shares subject to options exercisable within 60 days of April 13, 2017.
(8)	Ms. Twinem retired from all positions with our company in February 2016.
(9)	Ms. Benning resigned from all positions with our company in September 2016. Includes 316 subject to options exercisable within 60 days of April 13, 2017.
(10)	Includes 75,298 shares that may be purchased by current executive officers and directors pursuant to options exercisable within 60 days of April 13, 2017.
(11)	Information is based on Amendment No. 8 to Schedule 13G filed with the SEC by BlackRock, Inc. (“BlackRock”) on March 9, 2017, reflecting securities beneficially owned as of February 28, 2017. BlackRock is the parent holding company of investment adviser subsidiaries that hold shares of our common stock: BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asses Management Canada Limited, Black Rock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd., BlackRock Investments Management, LLC, and FutureAdvisor, Inc. BlackRock, Inc. reported sole voting power with respect to 1,726,925 shares and sole dispositive power with respect to 1,765,706 shares.
(12)	Information is based on Amendment No. 5 to Schedule 13G filed with the SEC by The Vanguard Group on February 10, 2017, reflecting securities beneficially owned as of December 31, 2016. In its capacity as investment advisor, The Vanguard Group has sole voting power with respect to 37,196 shares, sole dispositive power with respect to 1,364,957 shares and shared dispositive power with respect to 38,311 shares.
(13)	Information is based on Amendment No. 9 to Schedule 13D filed with the SEC by Marcato Capital Management LP (“Marcato”) on February 16, 2017, reflecting securities beneficially owned as of February 14, 2017. In its capacity as investment advisor, Marcato has shared voting power with respect to 976,100 shares and shared dispositive power with respect to 976,100 shares. By virtue of his position as the managing partner of Marcato, Richard T. McGuire III may be deemed to have the shared power to vote or direct the vote (and the shared power to dispose or direct the disposition) of the shares identified and, therefore, Mr. McGuire may be deemed to be the beneficial owner of the shares.

IMPORTANT VOTING INFORMATION

Your vote is important, no matter how many or how few shares of Common Stock you own. Please sign, date and return the WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Marcato’s recommendations on the other proposals on the agenda for the 2017 Annual Meeting.

If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed WHITE proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your WHITE proxy card).

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a WHITE proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed WHITE proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed WHITE proxy card.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2017 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2017 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON YOUR WHITE PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll-free at (888) 750-5834

Banks and Brokers may call collect at (212) 750-5833

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

Vote by Internet
Please access **https://www.proxyvotenow.com/bwld** (please note you must type an "s" after "http"). Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.

Vote by Telephone
Please call toll-free in the U.S. or Canada at 1-866-242-2716, on a touch-tone telephone. (If outside the U.S. or Canada, call 1-646-880-9100.) Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Vote by Mail
Please complete, sign, date and return the proxy card in the envelope provided to: Marcato International Master Fund Ltd., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

☒ **To vote, mark blocks below in blue or black ink as follows**

MARCATO RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE DIRECTORS SET FORTH BELOW:

Proposal 1. Election of Directors. Nominees: (01) Scott O. Bergren (02) Richard T. McGuire III (03) Sam B. Rovit (04) Emil Lee Sanders

☐ FOR ALL ☐ WITHHOLD FOR ALL ☐ *FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW

Marcato intends to use this proxy to vote (i) FOR Messrs. Bergren, McGuire, Rovit and Sanders (Collectively, the "Nominees") and (ii) for each of the persons who have been nominated by the Company to serve as directors other than Jerry R. Rose, J. Oliver Maggard and Cynthia L. Davis.

Marcato is NOT seeking authority to vote for and WILL NOT exercise any authority to vote for Jerry R. Rose, J. Oliver Maggard and Cynthia L. Davis. There is no assurance that any of the Company's nominees, other than Sam B. Rovit, will serve as directors if any or all of the Nominees are elected to the Board. You should refer to the proxy statement distributed by the Company for the names, background, qualifications and other information concerning the Company's nominees.

(NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW" BOX ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS DIRECTORS OTHER THAN JERRY R. ROSE, J. OLIVER MAGGARD AND CYNTHIA L. DAVIS BY WRITING THE NAMES OF SUCH COMPANY NOMINEES BELOW. YOUR SHARES WILL THEN BE VOTED FOR THE REMAINING NOMINEE(S).)

____
*Exceptions

MARCATO RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 2, 3, 5 AND 6 BELOW AND FOR "1 YEAR" ON PROPOSAL 4 BELOW.

Proposal				
Proposal 2. To approve the repealing of any provision of or amendment to the Bylaws adopted by the Board subsequent to May 21, 2009 (the date of the last Bylaw amendment publicly available), and prior to the approval of this resolution, without the approval of the Shareholders.	FOR ☐	AGAINST ☐	ABSTAIN ☐	
Proposal 3. To approve the Company's proposal to ratify the appointment of KPMG as the Company's independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐	
Proposal 4. To approve, on an advisory basis, the frequency of future votes to approve, on an advisory basis, the compensation of the Company's named executive officers.	1 YEAR ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐
Proposal 5. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement for the 2017 Annual Meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐	
Proposal 6. To approve the Company's 2017 Incentive Compensation Plan, as disclosed in the Company's proxy statement for the 2017 Annual Meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐	

Other Matters: To vote in their discretion on all other matters that Marcato does not know, a reasonable time before the solicitation, are to be presented at the 2017 Annual Meeting and on which the Shareholders are entitled to vote.

Date: ______________________________, 2017

____
Signature of Shareholder

____
Signature of Shareholder (if held jointly)

____
Name and Title of Representative (if applicable)

Please sign exactly as your name appears on this proxy. If shares of Common Stock are held by joint tenants, both holders should sign. When signing as executor, administrator, attorney, trustee, guardian or other representative, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by an authorized officer. If signing on behalf of a partnership, please sign in full partnership name by an authorized person.

PLEASE VOTE TODAY!
SEE REVERSE SIDE
FOR THREE EASY WAYS TO VOTE.
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED
PROXY FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS OF BUFFALO WILD WINGS, INC. (the “2017 Annual Meeting”)
THIS PROXY IS SOLICITED ON BEHALF OF MARCATO INTERNATIONAL MASTER FUND LTD., MARCATO CAPITAL MANAGEMENT LP, MARCATO SPECIAL OPPORTUNITIES MASTER FUND LP, SCOTT O. BERGREN, RICHARD T. McGUIRE, SAM B. ROVIT AND EMIL LEE SANDERS (collectively “Marcato”) AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF BUFFALO WILD WINGS, INC. (the “Board”)
The undersigned shareholder of Buffalo Wild Wings, Inc., a Minnesota corporation (the “Company”), hereby constitutes and appoints Richard T. McGuire III, Matthew P. Hepler and Scott S. Winter as proxy with full power of substitution, and hereby authorizes him to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock registered in the name of the undersigned, as of April 13, 2017, at the Company’s 2017 Annual Meeting of shareholders of the Company (the “Shareholders”) and at any and all adjournments or postponements thereof. Receipt of the notice of the 2017 Annual Meeting and this proxy is hereby acknowledged.
IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU DO NOT SPECIFY HOW THE PROXY SHOULD BE VOTED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, THE ELECTION OF MESSRS. BERGREN, MCGUIRE, ROVIT AND SANDERS AND FOR EACH OF THE COMPANY’S NOMINEES OTHER THAN JERRY R. ROSE, J. OLIVER MAGGARD AND CYNTHIA L. DAVIS AS DIRECTORS, “FOR” PROPOSAL 2, THE REPEALING OF ANY PROVISION OF OR AMENDMENT TO THE AMENDED AND RESTATED BYLAWS OF THE COMPANY (the “Bylaws”) ADOPTED BY THE BOARD SUBSEQUENT TO MAY 21, 2009 (THE DATE OF THE LAST BYLAW AMENDMENT PUBLICLY AVAILABLE), AND PRIOR TO THE APPROVAL OF THIS RESOLUTION, WITHOUT THE APPROVAL OF THE SHAREHOLDERS, “FOR” PROPOSAL 3, FOR “ONE YEAR” ON PROPOSAL 4, “FOR” PROPOSAL 5 AND “FOR” PROPOSAL 6.
This proxy revokes all prior proxies given by the undersigned with respect to the 2017 Annual Meeting. YOUR VOTE IS VERY IMPORTANT - PLEASE VOTE YOUR PROXY TODAY!
(continued and to be signed and dated on reverse side)
WHITE PROXY CARD